Exhibit 10.1

__________, 2025

StoneBridge Acquisition II Corporation

One World Trade Center, Suite 8500

New York, NY 10007

Maxim Group LLC

300 Park Avenue, 16th Floor

New York, NY 10022

Re:	Initial Public Offering

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between StoneBridge Acquisition II Corporation, a Cayman Islands exempted company (the “Company”), and Maxim Group LLC, as representative (the “Representative”) of the underwriters (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive one-tenth (1/10) of one Ordinary Share (the “Rights”). Certain capitalized terms used herein are defined in Section 14 hereof.

In order to induce the Company and the Representative to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a shareholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its shareholders of a Business Combination, the undersigned will vote all Ordinary Shares and Founder Shares (as defined below) beneficially owned by him, her or it, whether acquired before, in or after the IPO, in favor of such Business Combination (including any proposals recommended by the Company’s board of directors in connection with such Business Combination) (except that any Ordinary Shares that may be purchased in compliance with the requirements of Rule 14e-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would not be voted in favor of approving such Business Combination).

2. (a) Unless the Company’s shareholders are previously given the option to redeem their shares in connection with amending applicable documents to extend the time that the Company has to complete a Business Combination and the Company fails to consummate a Business Combination within 18 months from the closing of the Company’s IPO (or 24 months if the time to complete a Business Combination is extended for two periods of 3 months each by the Sponsor in accordance with the terms of the Company’s amended and restated memorandum and articles of association (as amended from time to time, the “Memorandum and Articles”)) or such earlier date as Company’s board of directors may approve, or such later date as the Company’s shareholders may approve, in each case in accordance with the Memorandum and Articles (the “Completion Window”), the undersigned shall take all reasonable steps to (i) cause the Trust Account (net, with respect to interest income and up to $100,000 of interest to pay dissolution expenses) to be liquidated and distributed to the holders of the IPO Shares and (ii) cause the Company to liquidate as soon as reasonably practicable.

(b) The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Account and any remaining net assets of the Company as a result of such liquidation with respect to his, her or its Insider Shares including any shares underlying the Private Units (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any Rights underlying the Private Units, all of which will terminate on the Company’s liquidation.

3. In the event of the liquidation of the Trust Account, the undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any target business or vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount of funds in the Trust Account; provided that such indemnity shall not apply if such target business, vendor or other person has executed an agreement waiving any claims against the Trust Account.1

4. In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, the undersigned agrees to advance such funds necessary to complete such liquidation and agrees not to seek recourse for such expenses.2

5. (a) The undersigned agrees that it, he or she shall not Transfer any Class B Ordinary Shares purchased by or issued to the undersigned (the “Founder Shares”), including the Ordinary Shares converted therefrom, until the earlier of (A) six months after the completion of the Company’s initial Business Combination or (B) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing any time 75 days after the completion of the Company’s initial Business Combination, the Founder Shares will be released from the lock-up (the “Founder Shares Lock-up Period”).

(b) The undersigned agrees that it, he or she shall not Transfer any Private Units (including any shares underlying the Private Units), until after the completion of the Company’s initial Business Combination (the “Private Lock-up Period”, together with the Founder Shares Lock-up Period, the “Lock-up Periods”).

(c) Notwithstanding the provisions set forth in Sections 5(a) and (b), Transfers of the Founder Shares or Private Units (including any shares underlying the Private Units) are permitted (a) to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors, any members of the Sponsor, or any affiliates of the Sponsor; (b) in the case of an individual, transfers by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, transfers by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, transfers pursuant to a qualified domestic relations order; (e) transfers in the event of the Company’s liquidation prior to the completion of an initial Business Combination; (f) transfers by virtue of the laws of the Cayman Islands or the Sponsor’s organizational documents upon dissolution of the Sponsor; provided, however, that in the case of clauses (a) through (d), these permitted transferees must enter into a written agreement agreeing to be bound by the restrictions herein.

6. Except as set forth in the Registration Statement, neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in connection with, the consummation of the Business Combination; provided that the Company shall be allowed to repay any loans made by the undersigned or its affiliates/designees to the Company in cash upon the earlier of consummation of the Business Combination or on the date of the Company’s dissolution. Notwithstanding the foregoing, the undersigned and any affiliate of the undersigned shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with identifying, investigating and consummating a Business Combination with approval from the Chief Financial Officer. Notwithstanding anything to the contrary in this Section 6, repayments or reimbursements shall be made solely from assets of the Company, if any, held outside of the Trust Account, and shall not in any circumstance be made out of assets held in the Trust Account, including interest thereon.

7. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.

[1]	StoneBridge Acquisition Sponsor II LLC only.
[2]	StoneBridge Acquisition Sponsor II LLC only.

8. The undersigned, as applicable, agrees to be a director/officer of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information previously furnished to the Company and the Representative is true and accurate in all material respects, does not omit any material information with respect to the undersigned’s biography and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is true and accurate in all material respects. The undersigned represents and warrants that:

(a) He, she or it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him, her or it, or any partnership in which he or she was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(b) He, she or it has never had a receiver, fiscal agent or similar officer been appointed by a court for his business or property, or any such partnership;

(c) He, she or it has never been convicted of fraud in a civil or criminal proceeding;

(d) He, she or it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e) He, she or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him, her or it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f) He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his, her or its right to engage in any activity described in 11(e)(i) above, or to be associated with persons engaged in any such activity;

(g) He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h) He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i) He, she, or it has never been the subject of, or a party to, any Federal, State or foreign judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal, State or foreign securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j) He, she or it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k) He, she or it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l) He, she or it was never subject to a final order of a state or foreign securities commission (or an agency of officer of a state performing like functions); a state or foreign authority that supervises or examines banks, savings associations, or credit unions; a state or foreign insurance commission (or an agency or officer of a state performing like functions); an appropriate federal or foreign banking agency; the CFTC; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m) He, she or it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of the sale of the Units, restrained or enjoined him, her or it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC or any foreign regulatory agency with similar functions; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n) He, she or it has never been subject to any order of the SEC or any foreign regulatory agency with similar functions that orders him, her or it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c) and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o) He, she or it has never filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p) He, she or it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q) He, she or it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the CFTC; or the National Credit Union Administration that bars the undersigned from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r) He, she or it is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that: (i) suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned from being associated with any entity or from participating in the offering of any penny stock; and

(s) He, she or it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

9. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement and to serve as a director and/or officer of the Company, as applicable.

10. In the event the over-allotment option granted to the Underwriters of the IPO is not exercised in full, the Sponsor acknowledges and agrees that it shall forfeit any and all rights to such number of the Class B Ordinary Shares purchased and issued to the undersigned (up to an aggregate of 250,000 Class B Ordinary Shares and pro rata based upon the percentage of the over-allotment option exercised) such that immediately following such forfeiture, all of the Company’s Class B Ordinary Shares shall represent, in total, an aggregate number of the ordinary shares (not including the ordinary shares underlying any private placement units (whether comprised in any such units or standing alone) that may be issued to the undersigned upon exercise of any securities or rights purchased by the undersigned in the IPO or in the aftermarket) equal to 25.0% of the issued and outstanding ordinary shares of the Company immediately following the IPO. If any of the Class B Ordinary Shares are forfeited in accordance with this Section 10, then after such time the undersigned (or any successor in interest), shall no longer have any rights as a holder of such forfeited Class B Ordinary Shares, and the Company shall take such action as is appropriate to redeem and cancel such forfeited Class B Ordinary Shares, which may include by way of the compulsory redemption and cancellation of such Class B Ordinary Shares for nil consideration. In addition, the undersigned hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all action reasonably requested by the Company necessary to effect any adjustment in this Section 10 (including any such redemption as is referred to herein above).3

11. The undersigned hereby waives his, her or its right to exercise redemption rights with respect to any ordinary shares owned or to be owned by the undersigned, directly or indirectly, whether purchased by the undersigned prior to the IPO, in the IPO or in the aftermarket, and agrees that he, she or it will not seek redemption with respect to or otherwise sell, such shares in connection with any vote to approve a Business Combination with respect thereto, a vote to amend the provisions of the Company’s Amended and Restated Memorandum and Articles of Association, or a tender offer by the Company prior to a Business Combination.

12. The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company offers holders of IPO Shares the right to receive their pro rata portion of the funds then held in the Trust Account.

13. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to conflicts of law principals that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this letter agreement shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum

14. As used herein, (i) a “Business Combination” shall mean a merger, share exchange, asset acquisition, contractual arrangement, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the IPO; (iii) “Insider Shares” shall mean all of any Ordinary Shares underlying the Private Units and the Founder Shares; (iv) “IPO Shares” shall mean the Ordinary Shares issued in the Company’s IPO; (v) “Private Units” shall mean (x) the Units purchased in the private placement taking place simultaneously with the consummation of the Company’s IPO and (y) the additional Units that may be purchased in connection with the exercise of the over-allotment option by the Underwriters in the IPO as described in the Registration Statement; (vi) “Registration Statement” means the registration statement on Form S-1 filed by the Company with respect to the IPO; (vii) “Sponsor” means StoneBridge Acquisition Sponsor II LLC; and (viii) “Trust Account” shall mean the trust account into which a portion of the net proceeds of the Company’s IPO and Sale of Private Units will be deposited, as described in the Registration Statement.

[3]	StoneBridge Acquisition Sponsor II LLC only.

15. Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

If to the Company:

StoneBridge Acquisition II Corporation

One World Trade Center, Suite 8500

New York, NY 10007
Attn: Bhargav Marepally and Prabhu Antony

Email: bhargav.marepally@stonebridgespac.com and p.antony@stonebridgespac.com

Copy (which copy shall not constitute notice) to:

Kesse PLLC

845 Texas Avenue, Suite 200

Houston, Texas 77002

Attn: Kelvin Kesse, Esq.
Email: kelvinkesse@kessepllc.com

16. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof.

17. The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

[Signature Page Follows]

Sincerely,

STONEBRIDGE ACQUISITION SPONSOR II LLC

BP SPAC Sponsor II LLC, as Managing Member

By:
	Name:	Bhargav Marepally
	Title:	Managing Member

	Name:	Prabhu Antony
	Title:	Managing Member

STONEBRIDGE ACQUISITION II CORPORATION

By:
	Name:	Bhargav Marepally
	Title:	Chief Executive Officer and Director

	Name:	Prabhu Antony
	Title:	President, Chief Financial Officer and Director

	Name:	Richard Saldanha
	Title:	Director

	Name:	Joel Huffman
	Title:	Director

	Name:	Roshan Boodhoo
	Title:	Director

[Signature Page to Letter Agreement]